Filed Pursuant to Rule 497(b)
Registration No. 333-146008

TAXABLE FIXED INCOME TRUST

Spectrum Preferred Securities Portfolio, 2007 Series A

A UNIT INVESTMENT TRUST

Taxable Fixed Income Trust, Spectrum Preferred Securities Portfolio, 2007 Series A sponsored by Citigroup Global Markets is a unit investment trust that offers investors the opportunity to purchase Units representing proportionate interests in a fixed portfolio of investment grade preferred securities which seeks to provide a high level of current income. The value of the Units will fluctuate with the value of the underlying securities.

The minimum purchase is $250.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated October 25, 2007

Read and retain this Prospectus for future reference

INVESTMENT PRODUCTS:  NOT FDIC INSURED; NO BANK GUARANTEE; MAY LOSE MONEY

TAXABLE FIXED INCOME TRUST—SPECTRUM PREFERRED SECURITIES PORTFOLIO, 2007 SERIES A

INVESTMENT SUMMARY

Use this Investment Summary to help you decide whether the portfolio comprising the Taxable Fixed Income Trust—Spectrum Preferred Securities Portfolio, 2007 Series A is right for you. More detailed information can be found later in this prospectus.

Investment Objective

The trust seeks to provide investors with a high level of current income. The trust’s diversified portfolio of preferred securities is for income-oriented investors.

There is no guarantee that the objective of the trust will be achieved.

Investment Strategy

The trust uses a “buy and hold” strategy with a portfolio of securities, designed to remain fixed over its long-term life. Unlike a mutual fund, the portfolio is not managed; however, a security can be sold under some adverse circumstances.

Portfolio Consultant to the Trust

The portfolio consultant to the trust is Spectrum Asset Management, Inc., an asset manager located in Stamford, Connecticut. As of May, 2007, Spectrum had assets of approximately $13.4 billion under management invested primarily in preferred securities.

Investment Concept and Selection Process

Preferred securities have characteristics of both debt and equity. Like debt, investors receive a flow of income at a predictable, fixed rate. Like equity, however, they are traded on major securities exchanges and certain issuers have the right to defer the income payment if necessary in the event of financial distress. In return for this right, issuers of preferred securities usually pay higher rates than on their common stock or bonds. Preferred securities are “hybrid” or “senior” securities which have preference over common stock, but not debt, of an issuer.

The trust holds a diversified portfolio of taxable preferred securities, including trust preferred securities, selected by the Sponsor based on Spectrum’s recommendations.

Spectrum’s investment process is predicated on fundamental analysis and security selection of high quality investment grade preferred securities. Spectrum’s fundamental analysis starts with a “top-down”, or macro approach, incorporating Spectrum’s view of global, sovereign and industry conditions and events. Spectrum also analyzes individual securities on a micro level by researching comprehensive data collected from different sources. Spectrum recommends securities it believes are stable or improving, and avoids those securities it deems to be speculative. Spectrum also employs a “bottom up” approach in which it considers the relative value of a security taking into account such factors as subordination, call features, and maturity.

As of the Date of Deposit, all of the securities maintained investment grade ratings by Moody’s Investors Service and/or Standard & Poor’s Corporation. While the trust is diversified among industry groups and includes domestic securities of various issuers, the portfolio is concentrated in the financial services industry.

TAXABLE FIXED INCOME TRUST—SPECTRUM PREFERRED SECURITIES PORTFOLIO, 2007 SERIES A

INVESTMENT SUMMARY

Principal Risk Factors

Holders can lose money by investing in this trust. The value of your units may increase or decrease depending on the value of the securities which make up the trust. In addition, the amount of income you receive depends on the financial condition of the companies and general economic conditions. The value of units of the trust will fluctuate with the value of the underlying securities.

The trust consists primarily of preferred securities of domestic issuers. If you invest in the trust, you should understand the potential risks associated with preferred securities:

•	Rising interest rates will generally reduce the value of the units. Typically, securities with longer periods before maturity are more sensitive to interest rate changes.

•

For certain preferred securities, interest income payments may be deferred for a finite period, generally up to 20 consecutive quarters. During any deferral period investors may be taxed as if the trust had received current income. In such a case, unit holders will have income taxes due, but will not have received income distributions to pay the taxes.

•

Investors will receive early returns of principal if securities are called or sold before they mature at which time, investors may not be able to invest the money they receive at comparable rates or maturities.

•

Trust preferred securities usually are issued under a structure designed to be treated for tax purposes as a grantor trust that is not itself subject to corporate taxation. If the issuer is instead subject to tax or the securities it issues are treated as equity interests and not treated as debt for tax purposes, the issuer may face an unintended tax burden that could affect its ability to pay interest on the preferred securities.

In addition, the portfolio’s holdings may be considered concentrated in a single, specific industry or service sector, namely the financial services industry. The financial services industry can include issuers from the capital markets, commercial banks, diversified financial services and insurance industry groups. A trust is considered to be “concentrated” in a particular industry or sector when the securities in a particular industry or sector constitute 25% or more of the total asset value of the portfolio. Compared to the broad market, the financial services industry may be more strongly affected by:

•	The availability and cost of capital which in turn may fluctuate significantly in response to changes in interest rates and general economic conditions.

•	Extensive government regulation and supervision which can impact the way companies in this industry are able to do business.

•	Changes in the market prices of particular dominant stocks within the industry.

The trust’s portfolio contains securities issued by a limited number of companies, which means that unit holders should anticipate more price volatility than would occur in an investment in a portfolio which contains a greater number of issuers. A unit investment trust is not actively managed and the trust will not sell securities in response to ordinary market fluctuations. Instead securities will not usually be sold until the trust terminates, which could mean that the sale price of the trust securities may not be the

TAXABLE FIXED INCOME TRUST—SPECTRUM PREFERRED SECURITIES PORTFOLIO, 2007 SERIES A

INVESTMENT SUMMARY

highest price at which these securities traded during the life of the trust.

Public Offering Price

On the first day units are made available to the public, the Public Offering Price will be approximately $1.00 per unit, with a minimum purchase of $250. This price is based on the net asset value of the trust plus the sales charge.

During the initial offering period, the Public Offering Price per 1,000 units is calculated by:

•	dividing the aggregate value of the underlying securities in the trust by the number of units outstanding.

•	adding a sales charge of 4.70% (4.932% of the aggregate offering price of the securities per 1,000 units).

In addition, during the initial offering period, a per unit amount sufficient to reimburse the Sponsor for organization costs is added to the Public Offering Price. After the initial offering period, the Public Offering Price per unit is calculated by:

•	dividing the aggregate value of the underlying securities in the trust by the number of units outstanding.

•	adding a sales charge of 4.70% (4.932% of the aggregate bid price of the securities per 1,000 units).

Market for Units

The Sponsor intends to repurchase units at a price based on their net asset value. If the Sponsor decides to discontinue the policy of repurchasing units, you can redeem units through the Trustee, at a price determined by using the same formula.

Taxation

In general and based on the expected investments of the trust, interest received on the preferred securities held by the trust will be taxed as ordinary income. If you are a foreign investor, you should be aware that distributions from the trust may qualify for an exemption from withholding taxes.

An exchange of units in the trust for units in another series will be treated as a sale of units, and any gain realized on the exchange may be subject to federal, state and local income tax.

If you are taxed as an individual and have held your units (and the trust has held the securities) for more than 12 months, you may be entitled to a 15% maximum federal income tax rate on capital gains, if any, from the sale of your units.

If you are a foreign investor, you should be aware that distributions from the trust will generally be subject to information reporting and withholding taxes, including any income from the trust that is reinvested in additional units.

TAXABLE FIXED INCOME TRUST—SPECTRUM PREFERRED SECURITIES PORTFOLIO, 2007 SERIES A

FEE TABLE

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and Expenses and Charges. Although the Trust is a unit investment trust rather than a mutual fund this information is presented to permit a comparison of fees.

Unitholder Transaction Expenses

	As a % of Public Offering Price	Amounts per 1,000 Units
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)	4.70%	$49.72

Reimbursement to Sponsor for Estimated Organization Costs	.200%	$2.00

Estimated Cost of Liquidating Securities to Meet Redemptions	.080%	$0.80

Estimated Annual Trust Operating Expenses (as a percentage of average net assets)
	As a % of Net Assets	Amounts per 1,000 Units
Trustee’s Fee	.092%	$0.88
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees	.063%	$0.60
Other Operating Expenses*	.024%	$0.23

Total	.179%	$1.71

	Cumulative Expenses and Charges Paid for Period:
	1 year	3 years	5 years	10 years
Example

An investor would pay the following expenses and charges on a $10,000 investment, assuming the Trust’s estimated operating expense ratio of .179% and a 5% annual return on the investment throughout the period	$515	$552	$594	$715

The example also assumes reinvestment of all dividends and distributions. The example should not be considered a representation of past or future expenses or annual rate of return. The actual expenses and annual rate of return may be higher or lower than those assumed for purposes of the example.

*	Includes fees paid to the Portfolio Consultant to cover a license to use its name and research.

TAXABLE FIXED INCOME TRUST—SPECTRUM PREFERRED SECURITIES PORTFOLIO, 2007 SERIES A

SUMMARY OF ESSENTIAL INFORMATION

AS OF OCTOBER 24, 2007†

Sponsor

Citigroup Global Markets Inc.

Trustee

The Bank of New York

Portfolio Consultant

Spectrum Asset Management, Inc.

Ticker Symbol

SPFSDX

Sales Charge

The maximum sales charge is 4.70% during the initial public offering period thereafter.

Termination Date

The Trust will terminate on the date of maturity, redemption or sale of the last Security held in the Trust.

Distributions

Monthly distributions of income will be made on the Distribution Dates to Holders of record on the corresponding Record Dates. Distributions will be paid in cash unless a Holder elects to reinvest his or her distributions in additional Units of the Trust. A final distribution will be made upon termination of the Trust.

Record Dates

The tenth day of each month, commencing December 10, 2007.

Distribution Dates

The twenty-fifth day of each month, commencing December 25, 2007, and upon termination and liquidation of the Trust.

Evaluation Time

4:00 p.m. Eastern time (or earlier close of the New York Stock Exchange).

Minimum Value of Trust

The Trust Indenture may be terminated if the net value of the Trust is less than 50% of the aggregate net asset value of the Trust at the completion of the initial public offering period.

Trustee’s Annual Fee

$0.88 per 1,000 Units

Sponsor’s Annual Fee

Maximum of $0.60 per 1,000 Units.

†	The Initial Date of Deposit. The Initial Date of Deposit is the date on which the Trust Indenture between the Sponsor and the Trustee was signed and the deposit with the Trustee was made.

TAXABLE FIXED INCOME TRUST—SPECTRUM PREFERRED SECURITIES PORTFOLIO, 2007 SERIES A

SUMMARY OF ESSENTIAL INFORMATION

AS OF OCTOBER 24, 2007†

Portfolio
Number of issuers of preferred securities	30
Number of different industry groups	7

Portfolio contains the following industry groups:

Capital Markets, 5 (14.29%); Commercial Banks, 7 (21.47%); Diversified Financial Services, 4 (12.74%); Diversified Telecommunications Services, 1 (4.78%); Electric Utilities, 3 (12.28%); Insurance, 7 (21.21%); and Media, 3 (13.23%).

Initial Number of Units	250,000
Fractional Undivided Interest in Trust Represented by Each Unit	1/250,000
Public Offering Price per 1,000 Units
Aggregate Value of Securities in Trust	$238,343

Divided by Number of Units of Trust (times 1,000)	$953.37
Plus Sales Charge of 4.70% of Public Offering Price (4.932% of the net amount invested in Securities)	$47.02

Public Offering Price	$1,000.39
Plus Estimated Organization Costs	$2.00
Plus the amount in the Income and Capital Accounts	$0

Total	$1,002.39

Sponsor’s Repurchase Price and Redemption Price per 1,000 Units
(based on value of underlying Securities)	$955.37
Estimated Net Annual Income per 1,000 Units	$64.20
Estimated Monthly Income Distribution per 1,000 Units	$5.35
Estimated Current Return	6.40%
Estimated Long-Term Return	6.62%
Sponsor’s Profit (Loss) on Deposit	$(59)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Sponsor, Trustee and Unit Holders of Taxable Fixed Income Trust—Spectrum Preferred Securities Portfolio, 2007 Series A:

We have audited the accompanying statement of financial condition, including the portfolio, of Taxable Fixed Income Trust—Spectrum Preferred Securities Portfolio, 2007 Series A, as of October 24, 2007. This financial statement is the responsibility of the Sponsor (see note 1 to the statement of financial condition). Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial condition is free of material misstatement. An audit of a statement of financial condition includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of financial condition. Our procedures included confirmation of securities owned as of October 24, 2007 by correspondence with the Trustee and other appropriate auditing procedures. An audit of a statement of financial condition also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of financial condition presentation. We believe that our audit of the statement of financial condition provides a reasonable basis for our opinion.

In our opinion, the statement of financial condition referred to above presents fairly, in all material respects, the financial position of Taxable Fixed Income Trust—Spectrum Preferred Securities Portfolio, 2007 Series A, as of October 24, 2007, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

October 24, 2007

TAXABLE FIXED INCOME TRUST—SPECTRUM PREFERRED SECURITIES PORTFOLIO, 2007 SERIES A

Statement of Financial Condition as of Initial Date of Deposit, October 24, 2007

TRUST PROPERTY(1)
Investment in Securities:
Contracts to purchase Securities(2)	$238,343
Cash(3)	500

Total	$238,843

LIABILITIES(1)
Reimbursement to Sponsor for Organization Costs(3)	$500

Total	500

INTEREST OF UNITHOLDERS
250,000 Units of fractional undivided interest outstanding:
Cost to investors(4)	250,598
Less: Gross underwriting commissions(5)	11,755
Less: Reimbursement to Sponsor for Organization Costs(3)	500

Net amount applicable to investors	238,343

Total	$238,843

(1)	The Trustee has custody of and responsibility for all accounting and financial books and records. The Sponsor is responsible for preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America based upon the books and records provided by the Trustee. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.
(2)	Aggregate cost to the Trust of the Securities listed under Portfolio of the Trust, on the Initial Date of Deposit, is determined by the Trustee on the basis set forth in footnote 4 to the Portfolio. See also the column headed Cost of Securities to Trust.
(3)	A portion of the Public Offering Price consists of cash in an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing the Trust. These costs have been estimated at $2.00 per 1,000 Units for the Trust. A payment will be made as of the close of the initial public offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of the Trust.
(4)	Aggregate public offering price computed on the basis set forth under Public Sale of Units—Public Offering Price.
(5)	Assumes a sales charge of 4.70% of the Public Offering Price (4.932% of the net amount invested).

PORTFOLIO OF TAXABLE FIXED INCOME TRUST—SPECTRUM PREFERRED SECURITIES PORTFOLIO, 2007 SERIES A ON THE INITIAL DATE OF DEPOSIT, OCTOBER 24, 2007

	Ratings(2)		Redemption Provisions(3)	Number of Shares	Percentage of Portfolio	Cost of Securities to Trust(4)
Name of Issuer of Securities(1)	Standard & Poor’s	Moody’s
Alabama Power, A Southern Company, Series 2007B, 5.875% Senior Notes due 4/01/47	AAA	Aaa	04/01/12 @ 25	460	4.72%	$11,242

Allied Capital, 6.875% Notes due 4/15/47	BBB+	Baa2	04/15/12 @ 25	110	1.04	2,485

AMBAC Financial Group, Inc., 5.950% Debentures due 2/28/03	AA	Aa2	02/28/08 @ 25	290	2.53	6,026

American International Group, Inc., 6.450% Junior Subordinated Debentures, Series A-4 due 6/15/77	A+	Aa3	06/15/12 @ 25	300	2.95	7,035

AT&T Inc., 6.375% Senior Notes due 2/15/56	A	A2	02/15/12 @ 25	470	4.78	11,388

Bank of America Capital Trust XII, 6.875% Capital Securities due 8/2/55	A+	Aa2	08/02/11 @ 25	450	4.73	11,268

Bank of New York Capital V, 5.950% Trust Preferred Securities, Series F due 5/01/33	A-	Aa3	05/01/08 @ 25	240	2.28	5,443

CBS Corporation, 6.750% Senior Notes due 3/27/56	BBB	Baa3	03/27/12 @ 25	410	4.03	9,615

Comcast Corp., 7.000% Notes Series B due 9/15/55	BBB+	Baa2	09/15/11 @ 25	430	4.44	10,578

Everest Re Capital Trust II, 6.200% Trust Preferred Securities, Series B due 3/29/34	BBB	Baa1	03/30/09 @ 25	220	1.96	4,662

Fifth Third Capital Trust V, 7.250% Trust Preferred Securities due 8/15/67	A-	A1	08/15/12 @ 25	350	3.69	8,803

Financial Security Assurance Holdings ltd., 6.250% Notes due 11/1/02	AA	Aa2	11/26/07 @ 25	210	1.97	4,700

FPL Group Capital, 6.600% Enhanced Junior Subordinated Debentures, Series A due 10/01/66	BBB+	A3	10/01/11 @ 25	390	4.02	9,575

PORTFOLIO OF TAXABLE FIXED INCOME TRUST—SPECTRUM PREFERRED SECURITIES PORTFOLIO, 2007 SERIES A ON THE INITIAL DATE OF DEPOSIT, OCTOBER 24, 2007

	Ratings(2)		Redemption Provisions(3)	Number of Shares	Percentage of Portfolio	Cost of Securities to Trust(4)
Name of Issuer of Securities(1)	Standard & Poor’s	Moody’s

General Electric Capital Corporation, 6.000% Notes due 4/24/47	AAA	Aaa	04/24/12 @ 25	200	2.01%	$4,800

Georgia Power, A Southern Company, Series 2007D, 6.375% Senior Notes due 7/15/47	AAA	Aaa	07/15/12 @ 25	330	3.54	8,448

JPMorgan Chase Capital XXIV, 6.875% Capital Securities, Series X due 8/01/77	A	Aa3	08/01/12 @ 25	430	4.50	10,733

Keycorp Capital IX, 6.750% Trust Preferred Securities due 12/15/66	BBB	A3	12/15/11 @ 25	410	4.03	9,602

Lehman Brothers Holdings Capital Trust VI, 6.240% Preferred Securities, Series N due 1/18/54	A-	A2	01/18/10 @ 25	210	1.95	4,656

Lincoln National Corporation, 6.750% Capital Securities due 4/20/66	A-	Baa2	04/20/11 @ 25	470	4.77	11,360

Markel Corporation, 7.500% Senior Debentures due 8/22/46	BBB-	Baa3	08/22/11 @ 25	380	4.01	9,565

Merrill Lynch Capital Trust I, 6.450% Trust Preferred Securities due 12/15/66	A	A1	12/15/11 @ 25	480	4.51	10,738

Morgan Stanley Capital Trust VII, 6.600% Capital Securities due 10/15/66	N.R.	A1	10/15/11 @ 25	460	4.51	10,755

National Rural Utilities Cooperative Finance Corporation, 5.950% Surbordinated Notes due 2/15/45	BBB+	A3	02/15/10 @ 25	160	1.50	3,584

PNC Capital Trust D, 6.125% Capital Securities due 12/15/33	BBB+	A2	12/18/08 @ 25	270	2.53	6,024

USB Capital XI, 6.600% Trust Preferred Securities due 9/15/66	A+	Aa3	09/15/11 @ 25	480	4.75	11,314

Viacom Inc., 6.850% Senior Notes due 12/15/55	BBB	Baa3	12/15/11 @ 25	470	4.76	11,346

W.R. Berkely Capital Trust II, 6.750% Trust Preferred Securities (TOPRS) due 7/26/45	BBB-	Baa3	07/26/10 @ 25	300	3.02	7,197

PORTFOLIO OF TAXABLE FIXED INCOME TRUST—SPECTRUM PREFERRED SECURITIES PORTFOLIO, 2007 SERIES A ON THE INITIAL DATE OF DEPOSIT, OCTOBER 24, 2007

	Ratings(2)		Redemption Provisions(3)	Number of Shares	Percentage of Portfolio	Cost of Securities to Trust(4)
Name of Issuer of Securities(1)	Standard & Poor’s	Moody’s

Wachovia Capital Trust IV, 6.375% Trust Preferred Securities due 3/1/67	A	A1	03/15/12 @ 25	230	2.22%	$5,288

Wachovia Capital Trust IX, 6.375% Trust Preferred Securities due 6/1/67	A	A1	06/15/12 @ 25	230	2.22	5,281

Wells Fargo Capital XI, 6.250% Enhanced Trust Preferred Securities (Enhanced TruPS) due 6/15/67	AA-	Aa2	06/15/12 @ 25	210	2.03	4,832

					100.00%	$238,343

The Notes following the Portfolio are an integral part of the Portfolio.

Notes to Portfolio

(1)	All Securities are represented entirely by cash provided to the Trustee by the Sponsor and contracts to purchase Securities, which were entered into by the Sponsor on October 24, 2007. All contracts for Securities are expected to be settled by the initial settlement date for the purchase of Units. The scheduled maturity date of each of the Securities is shown and the stated income distribution rate of each of the Securities is shown, expressed as a percentage of par or stated value. Each Security was originally issued with a par or stated value per share equal to $25.

(2)	See “Ratings Definitions” for a brief description of the rating symbols and their meanings. All ratings are unaudited.

(3)	The Securities are first redeemable on such date and at such price as listed above. Optional redemption provisions, which may be exercised in whole or in part, are at prices of par or stated value. Optional redemption provisions generally will occur at times when the redeemed Securities have an offering side evaluation which represents a premium over par or stated value. To the extent that the Securities were acquired at a price higher than the redemption price, this will generally represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income distributions which otherwise would have been paid with respect to redeemed Securities, and any principal amount received on such redemption after satisfying any redemption requests for units received by the Trust will generally be distributed to unit holders. Certain of the Securities have provisions which would allow for their redemption prior to the earliest stated call date pursuant to the occurrence of certain extraordinary events.

(4)	Valuation of Securities by the Trustee was made using the market value per share as of the Evaluation Time on October 24, 2007. Subsequent to the Initial Date of Deposit, Securities are valued, for Securities quoted on a national securities exchange or Nasdaq National Market System, at the closing sale prices, or if no price exists, at the mean between the closing bid and offer prices, or for Securities not so quoted, at the mean between bid and offer prices on the over-the-counter market. See Redemption—Computation of Redemption Price Per Unit.

The following information is unaudited:

Citigroup Global Markets Inc., and/or its affiliates, usually maintains a market in the securities of certain of the companies in the portfolio of the Trust. During the last twelve months, Citigroup Global Markets Inc. and/or its affiliates, has acted as underwriter, manager or co-manager of a public offering of the securities of, or provided investment banking services to, certain of the companies or their affiliates in the portfolio of the Trust. The Sponsor and its affiliates, including Citigroup Inc., provide a vast array of financial services in addition to investment banking, including among others corporate banking, to a large number of corporations globally. A unit holder should assume that the Sponsor or its affiliates receive compensation for those services from such corporations, which may include certain of the companies in the portfolio of the Trust.

DESCRIPTION OF THE TRUST

Objective of the Trust

The objective of the Taxable Fixed Income Trust, Spectrum Preferred Securities Portfolio, 2007 Series A (the “Trust”) is to provide investors with the possibility of a high level of current income from the Trust portfolio (the “Portfolio”) through a convenient and cost-effective investment in a fixed portfolio consisting of investment grade preferred securities (the “Securities”) selected by the Sponsor for the Trust portfolio (the “Portfolio”) based on the recommendations of Spectrum Asset Management, Inc. (the “Portfolio Consultant”). The Sponsor has selected for the Portfolio securities which it considers to have the potential for providing a high level of current income. Achievement of the Trust’s objective is dependent upon several factors including the financial condition of the issuers of the Securities. Furthermore, because of various factors, including without limitation, Trust sales charges and expenses, unequal weightings of securities, brokerage costs and any delays in purchasing securities with cash deposited, investors in the Trust may not realize as high a total return as the theoretical performance of the underlying securities in the Portfolio.

Structure and Offering

This Series of the Taxable Fixed Income Trust is a “unit investment trust.” The Trust was created under New York law by a Trust Indenture (the “Indenture”) between the Sponsor and the Trustee. To the extent references in this Prospectus are to articles and sections of the Indenture, which is incorporated by reference into this Prospectus, the statements made herein are qualified in their entirety by such reference. On the date of this Prospectus, each unit of the Trust (a “Unit”) represented a fractional undivided interest, as set forth under the Summary of Essential Information, in the Securities listed under the Trust’s Portfolio. Additional Units of the Trust will be issued in the amount required to satisfy purchase orders by depositing in the Trust cash (or a bank letter of credit in lieu of cash) with instructions to purchase Securities, contracts to purchase Securities together with irrevocable letters of credit, or additional Securities (“Additional Securities”). On each settlement date (estimated to be three business days after the applicable date on which Securities were deposited in the Trust), the Units will be released for delivery to investors and the deposited Securities will be delivered to the Trustee. As additional Units are issued by the Trust as a result of the deposit of cash (or a letter of credit in lieu of cash) with instructions to purchase additional Securities, the aggregate value of the Securities in the Trust will be increased and the fractional undivided interest in the Trust represented by each Unit will be decreased. There is no limit on the time period during which the Sponsor may continue to make additional deposits of Securities into the Trust.

Following the Initial Date of Deposit, additional deposits of cash or Securities in connection with the issuance and sale of additional Units will maintain, to the extent practicable, the original proportionate relationship among the number of shares of each Security in the Portfolio of the Trust. The proportionate relationship among the Securities in the Trust will be adjusted to reflect the occurrence of a stock dividend, a stock split or a similar event which affects the capital structure of the issuer of a Security in the Trust but which does not affect the Trust’s percentage ownership of the preferred securities of such issuer at the time of such event. It may not be possible to maintain the exact original proportionate relationship among the Securities deposited on the Initial Date of Deposit because of, among other reasons, purchase requirements, changes in prices, brokerage commissions or unavailability of Securities. Replacement Securities may be acquired under specified conditions when Securities originally deposited are unavailable. (See Administration of the Trust—Trust Supervision.) Units may be continuously offered to the public by means of this Prospectus (see Public Sale of Units—Public

Distribution) resulting in a potential increase in the number of Units outstanding.

The Public Offering Price of Units prior to the Evaluation Time specified in the Summary of Essential Information on any day will be based on the aggregate value of the Securities (including estimated brokerage commissions) in the Trust on that day at the Evaluation Time, plus a sales charge. The Public Offering Price for the Trust will thus vary in the future from the amount set forth in the Summary of Essential Information. See Public Sale of Units-Public Offering Price for a complete description of the pricing of Units.

The Sponsor will execute orders to purchase in the order it determines, in good faith, that they are received. However, indications of interest received prior to the effectiveness of the registration of the Trust which become orders upon effectiveness will be accepted according to the order in which the indications of interest were received. Further, orders from such indications of interest that are made pursuant to the exchange privilege (see Exchange Privilege herein) will be accepted before any other orders for Units. Units will be sold to investors at the Public Offering Price next computed after receipt of the investor’s order to purchase Units. The Sponsor reserves the right to accept or reject any purchase order in whole or in part.

The holders of Units (“Holders”) of the Trust meeting certain requirements will have the right to have their Units redeemed for the Securities underlying the Units (see Redemption). If any Units are redeemed, the aggregate value of Securities in the Trust will be reduced and the fractional undivided interest in the Trust represented by each remaining Unit will be increased. Units of the Trust will remain outstanding until redeemed upon request to the Trustee by any Holder (which may include the Sponsor), or termination of the Indenture (see Administration of the Trust—Amendment and Termination).

The Portfolio

The Sponsor has selected, based on the recommendations of the Portfolio Consultant, for the Portfolio taxable preferred securities, including trust preferred securities, believed to have the best potential for high current income.

The Portfolio Consultant’s investment process is predicated on fundamental analysis and security selection of high quality investment grade preferred securities. The Portfolio Consultant’s fundamental analysis starts with a “top-down”, or macro approach, incorporating its view of global, sovereign and industry conditions and events. The Portfolio Consultant also analyzes individual securities on a micro level by researching comprehensive data collected from different sources. The Portfolio Consultant recommends securities it believes are stable or improving, and avoids those securities it deems to be speculative. The Portfolio Consultant also employs a “bottom up” approach in which it considers the relative value of a security taking into account such factors as subordination, call features, and maturity.

The Sponsor believes that an investment in a trust of preferred securities offers investors an opportunity to receive the income flow advantages of bonds while still enjoying the liquidity benefits of equity securities. The Trust is diversified among issuers in the preferred market, with close attention paid to yield, credit quality, call protection, diversification and liquidity. Each of the Securities included in the Trust are rated, as of the Initial Date of Deposit, in the category of “Baa” or better by Moody’s Investors Services, Inc. (“Moody’s”), or in the category of “BBB” or better by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”). In addition, as of the Initial Date of Deposit, of the Securities selected for the trust, approximately 51% have at least 4 years of call protection, approximately 82% have at least 3 years of call protection and approximately 89% have at least 2 years of call protection, with the exception of certain extraordinary events. The Sponsor believes that this should help protect against disruption of monthly income distributions.

Preferred securities are “hybrid” or “senior” securities which have preference over common stocks, but not debt, of an issuer. Generally, the issuing company must pay all income on its preferred securities before additional earnings are made available for distribution to common stockholders.

Taxable preferred securities are generally limited life preferred securities typically issued by corporations, generally in the form of interest bearing notes or bonds, or trust preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interest in subordinated debentures issued by the corporation, or similarly structured securities. Unlike preferred stocks, distributions for preferred securities are generally treated as interest rather than dividends and therefore, are generally not eligible for the dividends-received deduction. Trust preferred securities and the underlying subordinated debentures typically rank senior to the issuing company’s preferred stock.

The results of ownership of Units will differ from the results of ownership of the underlying Securities of the Trust for various reasons, including:

•	sales charges and expenses of the Trust,

•	the Portfolio may not be fully invested at all times,

•	the securities are normally purchased or sold at prices different from the closing price used to determine the Trust’s net asset value, and

•	not all securities may be weighted in the initial proportions at all times.

Additionally, results of ownership to different Holders will vary depending on the net asset value of the underlying Securities on the days Holders bought and sold their Units. Of course, any purchaser of securities, including Units, will have to pay sales charges or commissions, which will reduce his total return.

Total returns and/or average annualized returns for various periods of the Trust may be included from time to time in advertisements and sales literature. Trust performance may be compared to performance of the Merrill Lynch Preferred Stock, Hybrid Securities Index. As with other performance data, performance comparisons should not be considered representative of the Trust’s relative performance for any future period. Advertising and sales literature for the Trust may also include excerpts from the Sponsor’s research reports on one or more of the securities in the Trust, including a brief description of its industry group, and the basis on which the security was selected.

All of the Securities are publicly traded either on a major stock exchange or in the over-the-counter market. Most of the contracts to purchase Securities deposited initially in the Trust are expected to settle in three business days, in the ordinary manner for such Securities.

The Trust consists of such Securities as may continue to be held from time to time in the Trust and any additional and replacement Securities and any money market instruments acquired and held by the Trust pursuant to the provisions of the Indenture (including the provisions with respect to the deposit into the Trust of Securities in connection with the sale of additional Units to the public) together with undistributed income therefrom and undistributed and uninvested cash realized from the disposition of Securities. (See Administration of the Trust—Accounts and Distributions; Trust Supervision.) The Indenture authorizes, but does not require, the Trustee to invest the net proceeds of the sale of any Securities in eligible money market instruments to the extent that the proceeds are not required for the redemption of Units. Any money market instruments acquired by the Trust must be held until maturity and must mature no later than the next Distribution Date and the proceeds distributed to Holders at that time. If sufficient Securities are not available at what the Sponsor considers a reasonable price, excess cash received on the creation of Units may be held in an interest-bearing account with the Trustee until that cash can be invested in Securities.

Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Securities. However, should any contract deposited hereunder (or to be deposited in connection with the sale of additional Units) fail, the Sponsor shall, on or before the next following Distribution Date, cause to be refunded the attributable sales charge, plus the attributable Cost of Securities to Trust listed under the Portfolio of the Trust, unless substantially all of the monies held in the Trust to cover the purchase are reinvested in replacement Securities in accordance with the Indenture. (See Administration of the Trust—Trust Supervision.)

Because certain of the Securities from time to time may be sold, or their percentage may be reduced under certain extraordinary circumstances described below, or because Securities may be distributed in redemption of Units, no assurance can be given that the Trust will retain for any length of time its present size (see Redemption; Administration of the Trust—Amendment and Termination). For Holders who do not redeem their Units, investments in Units of the Trust will be liquidated on the fixed date specified under Termination Date and may be liquidated sooner if the net asset value of the Trust falls below that specified under Minimum Value of Trust set forth in the Summary of Essential Information (see Risk Factors).

Income

There is no assurance that interest on the Securities will be paid at their stated rate in the future.

Record and Distribution Dates for the Trust are set forth under the Summary of Essential Information. Income distributions, if any, will be paid in cash. The Trust is designed to make monthly distributions to Holders, even though the underlying Securities typically pay quarterly distributions of income. Because interest on the Securities are not received by the Trust at a constant rate throughout the year and because the issuers of the Securities may change the schedules of interest payments, any distributions, may be more or less than the amount of income actually received by the Trust and credited to the income account established under the Indenture (the “Income Account”) as of a Record Date.

RISK FACTORS

Preferred Securities

Taxable preferred securities are generally limited-life preferred securities that are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities issued by corporations, or by an affiliated business trust of a corporation generally in the form of beneficial interests in subordinated debentures issued by the corporation (a “trust preferred security”) or similarly structured securities. The maturity and distributions of the trust preferred securities are structured to match the maturity and coupon interest rate of the interest-bearing notes, preferred securities or subordinated debentures. Trust preferred securities usually mature on the stated maturity date of the interest-bearing notes, preferred securities or subordinated debentures and may be redeemed or liquidated prior to the stated maturity date of such instruments for any reason on or after their stated call date or upon the occurrence of certain circumstances at any time. Each of the preferred securities in the Portfolio generally have long term maturities and their value may be particularly susceptible to changes in interest rates. See Risk Factors—Interest Rates below.

Taxable preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions on the preferred securities are generally treated as interest rather than dividends for federal income tax purposes. Unlike most preferred stocks, distributions received from preferred securities are generally not eligible for the dividends-received deduction. Preferred securities may be subject to redemption after a certain call date or as a result of certain tax or regulatory events. This may occur prior to maturity or the Trust’s termination. Taxable preferred securities holders have very limited voting rights.

In addition to the risks set forth above, trust preferred securities are also subject to the following risks:

•

Trust preferred securities are designed to create the same business risk for an investor as if the investor had bought the securities underlying the trust preferred securities. A corporation’s ability to pay distributions on the trust preferred securities is generally dependent on the financial condition of the corporation issuing the securities and whether it is able to pay interest on the underlying securities.

•	Holders have no right to accelerate the trust preferred securities or the underlying securities for non-payment.

•

A corporation issuing the underlying securities may elect to defer interest payments on those securities at any time during the life of the trust preferred securities for up to 20 consecutive quarters. If such an election is made, distributions on the trust preferred securities will not be made during the deferral period. During any deferral period investors may be taxed as if the trust had received current income. In such a case, holders will have income taxes due, but will not have received income distributions to pay the taxes.

•	Tax or regulatory changes may change the tax characterization of the trust preferred securities or the underlying securities, and, as a result, may affect the value of the Units.

•

Certain legislative changes may prohibit the issuing corporation from deducting its interest payments on the trust preferred securities or the underlying securities, and may result in the prepayment or redemption of the trust preferred security prior to their stated maturity date.

Financial Services Industry

The Portfolio’s investments in financial services and financial services-related companies, which may include issuers from the capital markets, commercial banks, diversified financial services and insurance industry groups, will be particularly affected by certain economic, competitive and regulatory developments. The profitability of financial services companies as a group is largely dependent upon the availability and cost of capital funds which in turn may fluctuate significantly in response to changes in interest rates and general economic conditions. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Rising interest rates and inflation may negatively affect certain financial services companies as the costs of lending money, attracting deposits and doing business rise. Insurance companies may be subject to severe price competition. Financial institutions are subject to regulation and supervision by governmental authorities and changes in governmental policies may impact the way financial institutions conduct business. Such governmental regulation may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Also, if government regulation which would further reduce the separation between commercial and investment banking is ultimately enacted, financial services companies may be significantly affected in terms of profitability and competition.

Banks and thrifts face increased competition from nontraditional lending sources as regulatory changes, such as the recently enacted financial services overhaul legislation, permit new entrants to offer various financial products. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Banks and thrifts are highly dependent on net interest margin. Recently, bank profits have come under pressure as net interest margins have contracted. Banks had received significant consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsided as a result of increasing interest rates and other factors, this income diminished. Because banks may have a significant portion of their assets invested in loans secured by real estate, a prolonged downturn in the housing market will impact banks negatively.

Companies involved in the insurance industry are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality rates. Already extensively regulated, insurance companies’ profits may also be adversely affected by increased federal and state government regulations or tax law changes.

Brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies are also financial services providers. These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. Major determinants of future earnings of these companies are the direction of the stock market, investor confidence, equity transaction volume, the level and direction of long-term and short-term interest rates, and the outlook for emerging markets. Negative trends in any of these earnings determinants could have a serious adverse effect on the financial stability, as well as on the stock prices, of these companies. In addition, all financial services companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally. Companies involved in investment management and broker-dealer activities are subject to extensive governmental regulation, such as Sarbanes-Oxley, which imposes substantial costs on such companies and have a negative effect on the stock prices of these companies.

Interest Rates

Interest rate risk is the risk that Securities in the Trust will decline in value because of a rise in interest rates. Generally, securities that pay fixed rates of return will increase in value when interest rates decline and decrease in value when interest rates rise. Typically, securities that pay fixed rates of return with longer periods before maturity are more sensitive to interest rate changes.

Redemption or Sale Prior to Maturity

All of the Securities in the Portfolio of the Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A call or redemption provision is more likely to be exercised when the offering price valuation of a security is higher than its call or redemption price. Such price valuation is likely to be higher in periods of declining interest rates. Those Securities with higher credit ratings may be more likely to be redeemed, thereby reducing the overall quality and value of the Portfolio. The Securities may also be subject to special or extraordinary call provisions. Certain of the Securities may be sold or redeemed or otherwise mature. In such cases, the proceeds from such events will be distributed to Holders and will not be reinvested. Thus, no assurance can be given that the Trust will retain for any length of time its present size and composition. To the extent that a Security deposited in the Trust at a price higher than the price at which it is redeemable, or at a price higher than the price at which it is sold, a sale or redemption will result in a loss in the value of Units. Monthly distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to sold or redeemed securities.

Fixed Portfolio

Investors should be aware that the Trust is not “managed” and as a result, the adverse financial condition of a company will not result in the elimination of its securities from the Portfolio of the Trust except under extraordinary circumstances. Investors should note in particular that the Securities were selected on the basis of the criteria set forth under Objective of the Trust and that the Trust may continue to purchase or hold Securities originally selected though this process even though the evaluation of the attractiveness of the Securities may have changed. A number of the Securities in the Trust may also be owned by other clients of the Sponsor. However, because these clients may have differing investment objectives, the Sponsor may sell certain Securities from those accounts in instances where a sale by the Trust would be impermissible, such as to maximize return by taking advantage of market fluctuations. See Administration of the Trust—Trust Supervision. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsor shall instruct the Trustee to accept or reject such offer or take any other action with respect thereto as the Sponsor may deem proper. Upon receipt of securities through stock dividends, stock splits, dividend reinvestment plans or other distributions on Securities, the Sponsor shall determine whether to instruct the Trustee to hold or sell such securities, based on considerations such as diversification requirements, income distribution requirements and fees and expenses of the Trust.

Although the Portfolio is regularly reviewed and evaluated and the Sponsor may instruct the Trustee to sell Securities under certain limited circumstances, Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of income distribution. As a result, the amount realized upon the sale of the Securities may not be the highest price attained by an individual Security during the life of the Trust. The prices of single shares of each of the Securities in the Trust may vary widely, and the effect of a dollar of fluctuation, either higher or lower, in stock prices will be much greater as a percentage of the lower price stocks’ purchase price than as a percentage of the higher-price stocks’ purchase price.

Additional Securities

Investors should note that in connection with the issuance of additional Units during the Public Offering Period, the Sponsor may deposit cash (or a letter of credit in lieu of cash) with instructions to purchase Securities, additional Securities or contracts to purchase Securities, in each instance maintaining the original percentage relationship, subject to adjustment under certain circumstances, among the number of shares of each Security in the Trust. To the extent the price of a Security increases or decreases between the time cash is deposited with instructions to purchase the Security at the time the cash is used to purchase the Security, Units may represent less or more of that Security and more or less of the other Securities in the Trust. In addition, brokerage fees (if any) incurred in purchasing Securities with cash deposited with instructions to purchase the Securities will be an expense of the Trust. Price fluctuations between the time of deposit and the time the Securities are purchased, and payment of brokerage fees, will affect the value of every Holder’s Units and the Income per Unit received by the Trust.

Termination

The Trust may be terminated at any time and all outstanding Units liquidated if the net asset value of the Trust falls below 50% of the aggregate net asset value of the Trust at the completion of the initial public offering period. Investors should note that if the net asset value of the Trust should fall below the applicable minimum value, the Sponsor may then in its sole discretion terminate the Trust before the Termination Date specified in the Summary of Essential Information.

Legal Proceedings and Legislation

At any time after the Initial Date of Deposit, additional legal proceedings may be initiated on various grounds, or legislation may be enacted, with respect to any of the Securities in the Trust or to matters involving the business of the issuer of the Securities. There can be no assurance that future legal proceedings or legislation will not have a material adverse impact on the Trust or will not impair the ability of the issuers of the Securities to achieve their business and investment goals.

PUBLIC SALE OF UNITS

Public Offering Price

During and after the initial public offering period, the Public Offering Price of the Units is determined by adding to the aggregate value of the Securities per Unit (as determined by the Trustee) a sales charge equal to a percentage of the Public Offering Price of the Units, as set forth in the table below. In addition, during the initial public offering period a portion of the Public Offering Price per Unit also consists of cash in an amount sufficient to pay the per Unit portion of all or a part of the cost incurred in organizing and offering the Trust.

The Public Offering Price on any subsequent date will vary from the Public Offering Price on the date of the initial Prospectus (set forth under Investment Summary) in accordance with fluctuations in the aggregate value of the underlying Securities. Units will be sold to investors at the Public Offering Price next determined after receipt of the investor’s purchase order. A proportionate share of the amount in the Income Account (described under Administration of the Trust—Accounts and Distributions) on the date of delivery of the Units to the purchaser is added to the Public Offering Price.

During and after the initial offering period the sales charge and dealer commission applicable to quantity purchases is reduced on a graduated scale for sale to any purchaser of at least 100,000 Units will be reduced as follows:

	Sales Charge
Number of Units*	Percent of Offering Price	Percent of Net Amount Invested	Dealer Concession Per Unit
Fewer than 100,000	4.70%	4.932%	$.038
100,000 but less than 250,000	3.90%	4.058%	$.031
250,000 but less than 500,000	3.00%	3.093%	$.024
500,000 but less than 1,000,000	2.00%	2.041%	$.016
1,000,000 or more	1.50%	1.523%	$.012

The above graduated sales charges will apply to all purchases on any one day by the same purchaser of Units in the amounts stated. Purchases of Units will not be aggregated with purchases of units of any series of a unit investment trust sponsored by Citigroup Global Markets. Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser for purposes of calculating the applicable sales charge.

*	The reduced sales charge is also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $1,000 for 1,000 Units, etc.

The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

The holders of units of any outstanding affiliated unit investment trust (the “Exchangeable Series”) may exchange units of the Exchangeable Series for Units of the Trust at their relative net asset values, subject to a fixed sales charge of 2.00% per Unit. An exchange of Exchangeable Series units for Units of the Trust will generally be a taxable event. The exchange option described above will also be available to investors in an Exchangeable Series or in any unaffiliated unit investment trust (the “Unaffiliated Series”) who elect to purchase Units of the Trust (if available) within 60 calendar days of their redemption of units in the Exchangeable Series or Unaffiliated Series, respectively, which were held through accounts of the Sponsor, or one of its affiliates. The Sponsor reserves the right to modify, suspend or terminate this exchange privilege at any time.

The Sponsor may at any time change the amount by which the sales charge is reduced, or discontinue the discount completely.

Valuation of Securities by the Trustee is made as of the close of business on the New York Stock Exchange on each business day. Securities quoted on national stock exchange or Nasdaq National Market System are valued at the closing sale price, or, if no closing sales price exists, at the mean between the closing bid and offer prices. Securities not so quoted are valued at the mean between bid and offer prices.

Employees of the Sponsor and its subsidiaries, affiliates and employee-related accounts may purchase Units pursuant to employee benefit plans, at a price equal to the aggregate value of the Securities in the Trust divided by the number of Units outstanding only subject to a reduced sales charge of 0.65%. Sales to these plans involve less selling effort and expense than sales to employee groups of other companies.

Public Distribution

Units will be distributed to the public at the Public Offering Price through the Sponsor, as sole underwriter of the Trust, and may also be distributed through dealers.

The Sponsor intends to qualify Units of the Trust for sale in all states of the United States where qualification is deemed necessary through the Sponsor and dealers who are members of the National Association of Securities Dealers, Inc. Sales to dealers, if any, will initially be made at prices which represent a concession equal to the amount designated in the tables under “Public Offering—Offering Price.” The Sponsor reserves the right to change the amount of the concession to dealers from time to time and to vary the amount of the concession to affiliated dealers. After the initial offering period the dealer concession is negotiated on a case-by-case basis.

Sponsor’s Profits

The Sponsor, as sole underwriter, receives a gross underwriting commission equal to the applicable sales charge (subject to reduction on a graduated scale basis in the case of volume purchases, and subject to reduction for purchasers as described under Public Offering Price above).

On the Initial Date of Deposit, the Sponsor also realized a profit or loss on deposit of the Securities into the Trust in the amount set forth under the Summary of Essential Information, which equals the difference between the cost of the Securities to the Trust (which is based on the aggregate value of the Securities on the Date of Deposit) and the Sponsor’s purchase price of such Securities. In the event that subsequent deposits are effected by the Sponsor with the deposit of Securities (as opposed to cash or a letter of credit) with respect to the sale of additional Units to the public, the Sponsor similarly may realize a profit or loss. The Sponsor also may realize profits or sustain losses as a result of fluctuations after the

Initial Date of Deposit in the aggregate value of the Securities and hence of the Public Offering Price received by the Sponsor for Units. Cash, if any, made available by buyers of Units to the Sponsor prior to the settlement dates for purchase of Units may be used in the Sponsor’s business and may be of benefit to the Sponsor.

The Sponsor also receives an annual fee at the maximum rate of $0.60 per 1,000 Units for the administrative and other services which it provides during the life of the Trust (see Expenses and Charges—Fees). The Sponsor has not participated as sole underwriter or manager or member of any underwriting syndicate from which any of the Securities in the Portfolio on the Initial Date of Deposit were acquired, except as indicated under Portfolio.

In maintaining a market for the Units (see Market for Units), the Sponsor will also realize profits or sustain losses in the amount of any difference between the prices at which it buys Units (based on the aggregate value of the Securities) and the prices at which it resells such Units (which include the sales charge) or the prices at which the Securities are sold after it redeems such Units, as the case may be.

MARKET FOR UNITS

While the Sponsor is not obligated to do so, its intention is to maintain a market for Units and offer continuously to purchase Units from the Initial Date of Deposit at prices, subject to change at any time, which will be computed by adding:

•	the aggregate value of Securities in the Trust,

•	amounts in the Trust, including securities with interest payable, and

•	all other assets in the Trust.

Deducting therefrom the sum of:

•	taxes or other governmental charges against the Trust not previously deducted,

•	accrued fees and expenses of the Trustee (including legal and auditing expenses), the Sponsor and counsel to the Trust and certain other expenses, and

•	amounts for distribution to Holders of record as of a date prior to the evaluation.

The result of the above computation is divided by the number of Units outstanding as of a date prior to the evaluation, and the result of such computation is divided by the number of Units outstanding as of the date of computation. The Sponsor may discontinue purchases of Units if the supply of Units exceeds demand or for any other business reason. The Sponsor, of course, does not in any way guarantee the enforceability, marketability or price of any Securities in the Portfolio or of the Units. On any given day, however, the price offered by the Sponsor for the purchase of Units shall be an amount not less than the Redemption Price per Unit, based on the aggregate value of Securities in the Trust on the date on which the Units of the Trust are tendered for redemption (see Redemption).

The Sponsor may, of course, redeem any Units it has purchased in the secondary market to the extent that it determines that it is undesirable to continue to hold such Units in its inventory. Factors which the Sponsor will consider in making such a determination will include the number of units of all series of unit trusts which it has in its inventory, the saleability of such units and its estimate of the time required to sell such units and general market conditions. For a description of certain consequences of such redemption for the remaining Holders, see Redemption.

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

Estimated Current Return is calculated by dividing the Estimated Net Annual Income per 1,000 Units by the Public Offering Price per 1,000 Units. The Estimated Net Annual Income will vary with changes in fees and expenses of the Trustee and with principal prepayments, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities; therefore, there is no assurance that the Estimated Current Return, as of the Initial Date of Deposit, set forth in the Summary of Essential Information will be realized in the future.

Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and factors in the relative weighting of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust (which takes into account call dates) and (2) takes into account the Trust’s estimated expenses and sales charges. Since the market values, estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the Estimated Long-Term Return, as of the Initial Date of Deposit, set forth in the Summary of Essential Information will be realized in the future.

The Estimated Current Return and Estimated Long-Term Return differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Estimated Net Annual Income and the Public Offering Price as of the Initial Date of Deposit.

REDEMPTION

Units may be redeemed by the Trustee at its unit investment trust office upon payment of any relevant tax without any other fee, accompanied by a written instrument or instruments of transfer with the signature guaranteed by a national bank or trust company, a member firm of any nationally recognized stock exchange, or in such other manner as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

The Trustee is empowered to sell Securities in order to make funds available for redemption if funds are not otherwise available in the Capital and Income Accounts to meet redemptions (see Administration of the Trust—Accounts and Distribution). The Securities to be sold will be selected by the Trustee from those designated on the current list provided by the Sponsor for this purpose. After the initial public offering period, the Redemption Price per Unit will be reduced to reflect the estimated cost of liquidating securities to meet redemptions. Provision is made in the Indenture under which the Sponsor may, but need not, specify minimum amounts in which blocks of Securities are to be sold in order to obtain the best price for the Trust. While these minimum amounts may vary from time to time in accordance with market conditions, the Sponsor believes that the minimum amounts which would be specified would be a sufficient number of shares to obtain institutional rates of brokerage commissions (generally between 1,000 and 5,000 shares).

The Trustee will redeem Units “in kind” upon request of a redeeming Holder if the Holder tenders at least $250,000. Thus, a Holder will be able (except during a period described in the last paragraph under this heading), not later than the seventh calendar day following such tender (or if the seventh calendar day is not a business day, on the first business day prior thereto), to receive in kind an amount per Unit equal to the Redemption Price per Unit (computed as described in Redemption—Computation of Redemption Price per Unit) as determined as of the day of tender. The Redemption Price per Unit for in kind distributions (the “In Kind Distribution”) will take the form of the distribution of whole and fractional shares of each of the Securities in the amounts and the appropriate proportions represented by the fractional undivided interest in the Trust of the Units tendered for redemption (based upon the Redemption Price per Unit).

In Kind Distributions on redemption of a minimum of $250,000 will be held by The Bank of New York, as Distribution Agent, for the account, and for disposition in accordance with the instructions of, the tendering Holder as follows:

(a)  The Distribution Agent shall sell the In Kind Distribution as of the close of business on the date of tender and remit to the Holder not later than seven calendar days thereafter the net proceeds of sale, after deducting brokerage commissions and transfer taxes, if any, on the sale unless the tendering Unit Holder requests a distribution of the Securities as set forth in paragraph (b) below. The Distribution Agent may sell the Securities through the Sponsor, and the Sponsor may charge brokerage commissions on those sales. Since these proceeds will be net of brokerage commissions, Holders who wish to receive cash for their Units should always offer them for sale to the Sponsor in the secondary market before seeking redemption by the Trustee. The Trustee may offer Units tendered for redemption and cash liquidation to it to the Sponsor on behalf of any Holder to obtain this more favorable price for the Holder.

(b)  If the tendering Holder requests an In Kind Distribution, the Distribution Agent (or the Sponsor acting on behalf of the Distribution Agent) shall sell any portion of the In Kind Distribution represented by fractional interests in accordance with the foregoing and distribute net cash proceeds to the tendering Holder together with certificates representing whole shares of each of the Securities that comprise the In Kind Distribution. (The Trustee may, however, offer the Sponsor the opportunity to purchase the tendered Units in exchange for the numbers of shares of each Security and cash, if any, which the Holder is entitled to receive. The tax consequences to the Holder would be generally the same in either case.)

Any amounts paid on redemption representing income received will be withdrawn from the Income Account to the extent funds are available (an explanation of such Account is set forth under Administration of the Trust—Accounts and Distributions). In addition, in implementing the redemption procedures described above, the Trustee and the Distribution Agent shall make any adjustments necessary to reflect differences between the Redemption Price of the Units and the value of the In Kind Distribution as of the date of tender. To the extent that Securities are distributed in kind, the size of the Trust will be reduced.

A Holder may tender Units for redemption on any weekday (a “Tender Day”) which is not one of the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving or Christmas. The right of redemption may be suspended and payment postponed for any period, determined by the Securities and Exchange Commission (“SEC”), (1) during which the New York Stock Exchange, Inc. is closed other than for customary weekend and holiday closings, (2) during which the trading on that Exchange is restricted or an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable or (3) for such periods as the SEC may by order permit.

Computation of Redemption Price Per Unit

Redemption Price per Unit is computed by the Trustee as of the Evaluation Time on each June 30 and December 31 (or the last business day prior thereto), as of the Evaluation Time next following the tender of any Unit for redemption on any Tender Day, and on any other business day desired by the Trustee or the Sponsor, by adding (1) the aggregate value of the Securities determined by the Trustee, (2) amounts in the Trust (with appropriate adjustments to reflect monthly distributions made to Holders) and (3) all other assets in the Trust; deducting therefrom the sum of (a) taxes or other governmental charges against the Trust not previously deducted, (b) accrued fees and expenses of the Trustee (including legal and auditing expenses), the Sponsor and counsel to the Trust and certain other expenses and (c) amounts for distribution to Holders of record as of a date prior to the evaluation; and dividing the result of such computation by the number of Units outstanding as of the date thereof. As of the close of the initial public offering period the Redemption Price per 1,000 Units will be reduced to reflect the payment of the per 1,000 Unit organization costs to the Sponsor. Therefore, the amount of the Redemption Price per 1,000 Units received by a Holder will include the portion representing organization costs only when such Units are tendered for redemption prior to the close of the initial public offering period.

The aggregate value of the Securities shall be determined by the Trustee in good faith in the following manner: if the Securities are listed on a national securities exchange or Nasdaq National Market System such evaluation shall generally be based on the closing sale price on such exchange, which shall be deemed to be the New York Stock Exchange if the Securities are listed thereon, (unless the Trustee deems such price inappropriate as a basis for evaluation) or, if there is no closing sale price on such exchange, at the mean between the closing offering and bid side evaluation. If the Securities are not so listed or, if so listed and the principal market therefor is other than on such exchange, such evaluation shall generally be made by the Trustee in good faith based at the mean between current bid and offer prices on the over-the-counter market (unless the Trustee deems such mean inappropriate as a basis for evaluation) or, if bid and offer prices are not available, (1) on the basis of the mean between current bid and offer prices on the over-the-counter market, (2) on the basis of the mean between current bid and offer prices for comparable securities, (3) by the Trustee’s or an independent evaluator’s appraising the value of the Securities in good faith at the mean between the bid side and the offer side of the market or (4) by any combination thereof.

A redemption is a taxable event and may result in capital gain income or loss to the Holder. See Taxes.

EXPENSES AND CHARGES

Initial Expenses — Investors will reimburse the Sponsor on a per 1,000 Units basis, for all or a portion of the estimated costs incurred in organizing the Trust including the cost of the initial preparation, printing and execution of the registration statement and the indenture, federal and state registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket costs. The estimated organization costs will be paid from the assets of the Trust as of the close of the initial public offering period. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of the Trust. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor. Any balance of the expenses incurred in establishing the Trust, as well as advertising and selling expenses, will be paid by the Underwriters at no cost to the Trust.

Fees — The Trustee’s and Sponsor’s fees are set forth under Summary of Essential Information. The Trustee receives for its services payable in monthly installments, the amount set forth under Summary of Essential Information. The Trustee’s fee (in respect of services as Trustee), payable monthly, is based on the largest number of Units outstanding during the preceding month. Certain regular and recurring expenses of the Trust, including certain mailing and printing expenses, are borne by the Trust. The Trustee receives benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created under the Indenture. The Sponsor’s fee, which is earned for trust supervisory services, is based on the largest number of Units outstanding during the year.

The Sponsor’s fee, which is not to exceed the maximum amount set forth under Summary of Essential Information, may exceed the actual costs of providing supervisory services for the Trust, but at no time will the total amount the Sponsor receives for trust supervisory services rendered to all series of Citigroup Global Markets Unit Trusts in any calendar year exceed the aggregate cost to it of supplying these services in that year. In addition, the Sponsor may also be reimbursed for bookkeeping or other administrative services provided to the Trust in amounts not exceeding its cost of providing those services.

The fees of the Trustee and Sponsor may be increased without approval of Holders in proportion to increases under the classification “All Services Less Rent” in the Consumer Price Index published by the United States Department of Labor.

Other Charges — These include: (1) fees of the Trustee for extraordinary services (for example, making distributions due to failure of contracts for Securities), (2) expenses of the Trustee incurred for the benefit of the Trust (including legal and auditing expenses) and expenses of counsel designated by the Sponsor, (3) various governmental charges and fees and expenses for maintaining the Trust’s registration statement current with federal and state authorities, (4) expenses and costs of action taken by the Sponsor, in its discretion, or the Trustee, in its discretion, to protect the Trust and the rights and interests of Holders (for example, expenses in exercising the Trust’s rights under the underlying Securities), (5) indemnification of the Trustee for any losses, liabilities and expenses incurred without gross negligence, bad faith or willful misconduct on its part, (6) indemnification of the Sponsor for any losses, liabilities and expenses incurred without gross negligence, bad faith, willful misconduct or reckless disregard of their duties and (7) expenditures incurred in contacting Holders upon termination of the Trust. The amounts of these charges and fees are secured by a lien on the Trust.

To the extent lawful, the Trust will also pay expenses associated with updating the Trust’s registration statements and maintaining registration or qualification of the Units and/or the Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust’s sponsor. Any payments received by the Sponsor reimbursing it for payments made to update the Trust’s registration statements will not exceed the costs incurred by the Sponsor.

Payment of Expenses — Funds necessary for the payment of the above fees will be obtained in the following manner: (1) first, by deductions from the Income Accounts (see below); (2) to the extent the Income Account funds are insufficient, by distribution from the Capital Accounts (see below) (which will reduce distributions from the Accounts); and (3) to the extent the Income and Capital Accounts are insufficient, by selling Securities from the Portfolio and using the proceeds to pay the expenses. The Sponsor may also direct the Trustee to defer payment of certain expenses, in which case sales for such payment will be deferred. Holders will be at risk of market fluctuations in the Securities with respect to such deferred payments from the accrual dates of such payments to the date of actual sale of Securities to satisfy these liabilities. Each of these methods of payment will result in a reduction of the net asset value of the Units.

Since the Securities are all preferred securities, and the income stream produced by interest payments thereon is unpredictable (see Description of the Trust—Risk Factors), the Sponsor cannot provide any assurance that such income will be sufficient to meet any or all expenses of the Trust. If dividends and interest payments are insufficient to cover expenses, it is likely that Securities will have to be sold to meet Trust expenses. Any such sales may result in capital gains or losses to Holders. See Taxes.

ADMINISTRATION OF THE TRUST

Records

The Trustee keeps records of the transactions of the Trust at its unit investment trust office including names, addresses and holdings of all Holders of record, a current list of the Securities and a copy of the Indenture. Such records are available to Holders for inspection at reasonable times during business hours.

Accounts and Distributions

Interest distributions payable to the Trust are credited by the Trustee to an Income Account, as of the date on which the Trust is entitled to receive such interest distributions as a holder of record of the Securities. All other receipts (i.e., return of capital, stock dividends, if any, and gains) will be credited by the Trustee to a Capital Account. The pro rata share of the Income Account and the pro rata share of cash in the Capital Account represented by each Unit of the Trust will be computed by the Trustee each month as of the Record Date. Proceeds received from the disposition of any of the Securities subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Capital Account and will not be distributed until the following Distribution Date. The distribution to the Holders as of each Record Date will be made on the following Distribution Date or shortly thereafter. Such distributions shall consist of an amount substantially equal to one-twelfth of such Holders’ pro rata share of the estimated annual income to the Income Account after deducting estimated expenses (the “Monthly Income Distribution”) plus such Holders’ pro rata share of the cash balance in the Capital Account computed as of the close of business on the preceding Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of units. In addition, amounts from the Capital Account may be distributed from time to time to Holders of Record. No distribution need be made from the Capital Account if the balance therein is less than an amount sufficient to distribute $5.00 per 1,000 Units. The Trustee may withdraw from the Income Account, from time to time, such amounts as it deems requisite to establish a reserve for any taxes or other governmental charges that may be payable out of the Trust. Funds held by the Trustee in the various accounts created under the Indenture do not bear interest.

Purchases at Market Discount — Certain of the shareholder dividend reinvestment, stock purchase or similar plans maintained by issuers of the Securities offer shares pursuant to such plans at a discount from market value. Subject to any applicable regulations and plan restrictions, the Sponsor intends to direct the Trustee to participate in any such plans to the greatest extent possible taking into account the Securities held by the Trust in the issuers offering such plans. In such event, the Indenture requires that the Trustee forthwith distribute in kind to the Distribution Agent the Securities received upon any such reinvestment to be held for the accounts of the Holders in proportion to their respective interests in the Trust. It is anticipated that Securities so distributed shall immediately be sold. Therefore, the cash received upon such sale, after deducting sales commissions and transfer taxes, if any, will be used for cash distributions to Holders.

The Trustee will follow a policy that it will place securities transactions with a broker or dealer only if it expects to obtain the most favorable prices and executions of orders. Transactions in securities held in the Trust are generally made in brokerage transactions (as distinguished from principal transactions) and the Sponsor or any of its affiliates may act as brokers therein if the Trustee expects thereby to obtain the most favorable prices and execution. The furnishing of statistical and research information to the Trustee by any of the securities dealers through which transactions are executed will not be considered in placing securities transactions.

Trust Supervision

The Trust is a unit investment trust which follows a buy and hold investment strategy and is not actively managed. Therefore, the adverse financial developments concerning an issuer will not necessarily require the sale of its Securities from the Portfolio. However, the Portfolio is regularly reviewed. Traditional methods of investment management for a managed fund (such as a mutual fund) typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. However, while it is the intention of the Sponsor to continue the Trust’s investment in the Securities in the original proportions, it has the power but not the obligation to direct the disposition of the Securities upon certain circumstances described in the Indenture, including: a default in the payment of interest or principal; institution of certain legal proceedings enjoining or impeding the payment of interest or principal; default under certain documents adversely affecting future declaration or payment of anticipated dividends, interest or principal or actual default on any outstanding security of the issuer; a substantial decline in price or the occurrence of materially adverse credit factors that, in the opinion of the Sponsor, would make retention of the Securities detrimental to the interest of the Holders; or a public tender offer, merger or acquisition affecting the Securities that, in the opinion of the Sponsor, would make the sale of the Securities in the best interests of the Holders. A Security will only be sold pursuant to the limited circumstances described in the Indenture. The Sponsor is authorized under the Indenture to direct the Trustee to invest the proceeds of any sale of Securities not required for redemption of Units in eligible money market instruments having fixed final maturity dates no later than the next Distribution Date (at which time the proceeds from the maturity of said instrument shall be distributed to Holders) which are selected by the Sponsor and which will include only the following instruments:

(i)  Negotiable certificates of deposit or time deposits of domestic banks which are members of the Federal Deposit Insurance Corporation and which have, together with their branches or subsidiaries, more than $2 billion in total assets, except that certificates of deposit or time deposits of smaller domestic banks may be held provided the deposit does not exceed the insurance coverage on the instrument (which currently is $100,000), and provided further that the Trust’s aggregate holding of certificates of deposit or time deposits issued by the Trustee may not exceed the insurance coverage of such obligations and (ii) U.S. treasury notes or bills.

In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsor shall instruct the Trustee to accept or reject such offer or take any other action with respect thereto as the Sponsor may deem proper. Upon receipt of securities through stock dividends, stock splits, dividend reinvestment plans or other distributions on Securities, the Sponsor shall determine whether to instruct the Trustee to hold or sell such securities, based on considerations such as diversification requirements, income distribution requirements and fees and expenses of the Trust. In addition, the Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new Securities in exchange or substitution for any Securities except that the Sponsor may instruct the Trustee to accept or reject such an offer to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer failed to pay interest or principal with respect to such Securities or (2) in the written opinion of the Sponsor the issuer will probably fail to pay interest or principal with respect to such Securities in the reasonably foreseeable future. Any Securities so received in exchange or substitution shall be sold unless the Sponsor directs that they be held by the Trustee subject to the terms and conditions of the Indenture to the same extent as Securities originally deposited thereunder. If a Security is eliminated from the Portfolio and no replacement security is acquired, the Trustee shall within a reasonable period of time thereafter notify Holders of the Trust of the sale of the Security. Except as stated in this and the following paragraphs, the Trust may not acquire any securities other than (1) the Securities and (2) securities resulting from stock dividends, stock splits and other capital changes of the issuers of the Securities.

The Sponsor is authorized to direct the Trustee to acquire replacement Securities (“Replacement Securities”) to replace any Securities for which purchase contracts have failed (“Failed Securities”), or, in connection with the deposit of Additional Securities, when Securities of an issue originally deposited are unavailable at the time of subsequent deposit, as described more fully below. Replacement Securities that are replacing Failed Securities will be deposited into the Trust within 110 days of the date of deposit of the contracts that have failed at a purchase price that does not exceed the amount of funds reserved for the purchase of Failed Securities. The Replacement Securities shall satisfy certain conditions specified in the Indenture including, among other conditions, requirements that the Replacement Securities shall be publicly-traded preferred stocks; shall be issued by an issuer subject to or exempt from the reporting requirements under Section 13 or 15(d) of the Securities Exchange Act of 1934 (or similar provisions of law); shall not result in more than 10% of the Trust consisting of securities of a single issuer (or of two or more issuers which are Affiliated Persons as this term is defined in the Investment Company Act of 1940) which are not registered and are not being registered under the Securities Act of 1933 or result in the Trust owning more than 50% of any single issue which has been registered under the Securities Act of 1933; and shall have, in the opinion of the Sponsor, characteristics sufficiently similar to the characteristics of the other Securities in the Trust as to be acceptable for acquisition by the Trust. Whenever a Replacement Security has been acquired for the Trust, the Trustee shall, on the next Distribution Date that is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the Trust of the Failed Security exceeded the cost of the Replacement Security. If Replacement Securities are not acquired, the Sponsor will, on or before the next following Distribution Date, cause to be refunded the attributable sales charge, plus the attributable Market Value of Securities listed under Portfolio plus income attributable to the Failed Security. Any property received by the Trustee after the Initial Date of Deposit as a distribution on any of the Securities in a form other than cash or additional shares of the Securities received in a non-taxable stock dividend or stock split, shall be retained or disposed of by the Trustee as provided in the Indenture. The proceeds of any disposition shall be credited to the Income or Capital Account of the Trust.

The Indenture also authorizes the Sponsor to increase the size and number of Units of the Trust by the deposit of cash (or a letter of credit) with instructions to purchase Additional Securities, contracts to purchase Additional Securities, or Additional Securities in exchange for the corresponding number of additional Units, provided that the original proportionate relationship among the number of shares of each Security established on the Initial Date of Deposit (the “Original Proportionate Relationship”) is maintained to the extent practicable.

With respect to deposits of cash (or a letter of credit) with instructions to purchase Additional Securities, Additional Securities or contracts to purchase Additional Securities, in connection with creating additional Units of the Trust following the Initial Date of Deposit, the Sponsor may specify minimum amounts of additional Securities to be deposited or purchased. If a deposit is not sufficient to acquire minimum amounts of each Security, Additional Securities may be acquired in the order of the Security most under-represented immediately before the deposit when compared to the Original Proportionate Relationship. If Securities of an issue originally deposited are unavailable at the time of subsequent deposit or cannot be purchased at reasonable prices or their purchase is prohibited or restricted by law, regulation or policies applicable to the Trust or the Sponsor, the Sponsor may (1) deposit cash or a letter of credit with instructions to purchase the Security when practicable (provided that it becomes available within 110 days after the Initial Date of Deposit), (2) deposit (or instruct the Trustee to purchase) Securities of one or more other issues originally deposited or (3) deposit (or instruct the Trustee to purchase) a Replacement Security that will meet the conditions described above.

Reports to Holders

The Trustee will furnish Holders with each distribution a statement of the amount of income and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Holder of record a statement (1) as to the Income Account: income received; deductions for applicable taxes and for fees and expenses of the Trustee and counsel, and certain other expenses; amounts paid in connection with redemptions of Units and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year; (2) as to the Capital Account: the disposition of any Securities (other than pursuant to In Kind Distributions) and the net proceeds received therefrom; the results of In Kind Distributions in connection with redemption of Units; deductions for payment of applicable taxes and for fees and expenses of the Trustee and counsel and certain other expenses, to the extent that the Income Account is insufficient, and the balance remaining after such distribution and deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Income Account expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the record dates for such distributions. In order to enable them to comply with federal and state tax reporting requirements, Holders will be furnished with evaluations of Securities upon request to the Trustee.

Book-Entry Units

Ownership of Units of the Trust will not be evidenced by certificates. All evidence of ownership of the Units will be recorded in book-entry form either at Depository Trust Company (“DTC”) through an investor’s broker’s account or through registration of the Units on the books of the Trustee.

Units held through DTC will be deposited by the Sponsor with DTC in the Sponsor’s DTC account and registered in the nominee name CEDE & CO. Individual purchases of beneficial ownership interest in the Trust will be made in book-entry form through DTC or the Trustee. Ownership and transfer of Units will be evidenced and accomplished by book-entries made by DTC and its participants if the Units are evidenced at DTC, or otherwise will be evidenced and accomplished by book-entries made by the Trustee. DTC will record ownership and transfer of the Units among DTC participants and forward all notices and credit all payments received in respect of the Units held by the DTC participants. Beneficial owners of Units will receive written confirmation of their purchases and sale from the broker-dealer or bank from whom their purchase was made. Units are transferable by making a written request properly accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unit Holder. Holders must sign such written request exactly as their names appear on the records of the Trust. Such signatures must be guaranteed by a commercial bank or trust company, savings and loan association or by a member firm of a national securities exchange.

Amendment and Termination

The Sponsor may amend the Indenture, with the consent of the Trustee but without the consent of any of the Holders, (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, (2) to change any provision thereof as may be required by the SEC or any successor governmental agency and (3) to make such other provisions as shall not materially adversely affect the interest of the Holders (as determined in good faith by the Sponsor). The Indenture may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the consent of the Holders of 51% of the Units, provided that no such amendment or waiver will reduce the interest in the Trust of any Holder without the consent of such Holder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Holders.

The Indenture will terminate upon the earlier of the disposition of the last Security held thereunder or the Termination Date specified under Summary of Essential Information. The Indenture may also be terminated by the Sponsor if the value of the Trust is less than the minimum value set forth under Summary of Essential Information (as described under Description of the Trust—Risk Factors) and may be terminated at any time by written instrument executed by the Sponsor and consented to by Holders of 51% of the Units. The Trustee shall deliver written notice of any early termination to each Holder of record within a reasonable period of time prior to such termination. Holders may, by written notice to the Trustee at least ten days prior to termination, elect to receive an In Kind Distribution of their pro rata share of the Securities remaining in the Portfolio upon termination (net of their applicable share expenses). Within a reasonable period of time after such termination, the Trustee must sell all of the Securities then held and distribute to each Holder, after deductions of accrued and unpaid fees, taxes and governmental and other charges, such Holder’s interest in the Income and Capital Accounts. Such distribution will normally be made by mailing a check in the amount of each Holder’s interest in such accounts to the address of such nominee Holder appearing on the record books of the Trustee.

EXCHANGE PRIVILEGE

Holders may exchange their Units of the Trust into units of any then outstanding series of Taxable Fixed Income Trust, Spectrum Preferred Securities Portfolio (an “Exchange Series”) at their relative net asset values, subject only to a reduced sales charge (as disclosed in the prospectus for the Exchange Series). The exchange option described above will also be available to investors in the Trust who elect to purchase units of an Exchange Series within 45 business days of their liquidation of Units in the Trust.

Under the exchange privilege, the Sponsor’s repurchase price would be based upon the market value of the Securities in the Trust portfolio and units in the Exchange Series will be sold to the Holder at a price based on the aggregate market price of the securities in the portfolio of the Exchange Series. Holders will pay their share of any brokerage commissions on the sale of underlying Securities when their Units are liquidated during the exchange or rollover. Exercise of the exchange privilege by Holders is subject to the following conditions: (i) the Sponsor must have units available of an Exchange Series during initial public offering or, if such period is completed, must be maintaining a secondary market in the units of the available Exchange Series and such units must be available in the Sponsor’s secondary market account at the time of the Holder’s elections; and (ii) exchange will be effected only in whole units. Holders will not be permitted to advance any funds in excess of their redemption in order to complete the exchange. Any excess proceeds received from the Holder for exchange will be remitted to such Holder.

It is expected that the terms of the Exchange Series will be substantially the same as the terms of the Trust described in this Prospectus, and that similar reinvestment programs will be offered with respect to all subsequent series of the Trust. The availability of these options do not constitute a solicitation of an offer to purchase units of an Exchange Series or any other security. A Holder’s election to participate in either of these options will be treated as an indication of interest only. Holders should contact their financial professionals to find out what suitable Exchange Series is available and to obtain a prospectus. Holders may acquire units of those Series which are lawfully for sale in states where they reside and only those Exchange Series in which the Sponsor is maintaining a secondary market. At any time prior to the exchange by the Holder of units of an Exchange Series, such Holder may change its investment strategy and receive its terminating distribution. An election of either of these options will not prevent the holder from recognizing taxable gain or loss (except in the case of loss, if and to the extent the Exchange Series, as the case may be, is treated as substantially identical to the Trust) as a result of the liquidation, even though no cash will be distributed to pay any taxes. Holders should consult their own tax advisers in this regard. The Sponsor reserves the right to modify, suspend or terminate either or both of these reinvestment privileges at any time.

REINVESTMENT PLAN

Distributions of income and/or principal, if any, on Units will be paid in cash. Pursuant to the Trust’s “Reinvestment Plan,” Holders may elect to automatically reinvest their distributions into additional Units of the Trust at no extra charge. However, the reinvestment of distributions does not avoid a taxable event that otherwise would occur. See Taxes. If the Holder wishes to participate in the Reinvestment Plan, the Holder must notify his or her financial professional or the Trustee (depending upon whether the Units are held in street name or directly in the name of the Holder, respectively), at least ten business days prior to the Distribution Day to which that election is to apply. The election may be modified or terminated by similar notice.

Distributions being reinvested will be paid in cash to the Sponsor, who will use them to purchase Units of the Trust at the Sponsor’s Repurchase Price (the net asset value per Unit without any sales charge) in effect at the close of business on the Distribution Day. These may be either previously issued Units repurchased by the Sponsor or newly issued Units created upon the deposit of additional Securities in the Trust. See Description of the Trust—Structure and Offering. Each participant will receive an account statement reflecting any purchase or sale of Units under the Reinvestment Plan.

The costs of the Reinvestment Plan will be borne by the Sponsor, at no cost to the Trust. The Sponsor reserves the right to amend, modify or terminate the Reinvestment Plan at any time without prior notice.

RESIGNATION, REMOVAL AND LIMITATIONS ON LIABILITY

Trustee

The Trustee or any successor may resign upon notice to the Sponsor. The Trustee may be removed upon the direction of the Holders of 51% of the Units of a trust at any time, or by the Sponsor without the consent of any of the Holders if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities. Such resignation or removal shall become effective upon the acceptance of appointment by the successor. In case of such resignation or removal the Sponsor is to use its best efforts to appoint a successor promptly and if upon resignation of the Trustee no successor has accepted appointment within thirty days after notification, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Trustee shall be under no liability for any action taken in good faith in reliance on prima facie properly executed documents or for the disposition of monies or Securities, nor shall it be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Security. This provision, however, shall not protect the Trustee in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event of the failure of the Sponsor to act, the Trustee may act under the Indenture and shall not be liable for any of these actions taken in good faith. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

Sponsor

The Sponsor may resign at any time if a successor Sponsor is appointed by the Trustee in accordance with the Indenture. Any new Sponsor must have a minimum net worth of $2,000,000 and must serve at rates of compensation deemed by the Trustee to be reasonable and as may not exceed amounts prescribed by the SEC. If the Sponsor fails to perform its duties or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may (1) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and as may not exceed amounts prescribed by the SEC, (2) terminate the Indentures and liquidate the Trust or (3) continue to act as Trustee without terminating the Indenture.

The Sponsor shall be under no liability to the Trust or to the Holders for taking any action or for refraining from taking any action in good faith or for errors in judgment and shall not be liable or responsible in any way for depreciation of any Security or Units or loss incurred in the sale of any Security or Units. This provision, however, shall not protect the Sponsor in cases of wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The Sponsor may transfer all or substantially all of its assets to a corporation or partnership which carries on its business and duly assumes all of its obligations under the Indenture and in such event it shall be relieved of all further liability under the Indenture.

TAXES

The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of the Units by U.S. citizens and residents and corporations organized in the United States. The summary is limited to investors who hold the Units as “capital assets” (generally, property held for investment) within the meaning of the Internal Revenue Code of 1986 (the “Code”), and does not address the tax consequences of Units held by dealers, financial institutions, insurance companies or anyone who holds Units as part of a hedge or straddle.

The Trust intends to qualify annually as a regulated investment company under the Code. To qualify as a regulated investment company, the Trust must distribute to its Holders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements. By meeting these requirements, the Trust generally will not be subject to federal income tax on investment company taxable income, and on net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Trust as capital gain dividends, distributed to Holders. The Trust intends to distribute enough of its income to avoid the 4% excise tax imposed on regulated investment companies that do not distribute at least 98% of their taxable income.

If for any taxable year the Trust did not qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Holders, and any distributions would be taxable to the Holders as ordinary dividends to the extent of the Trust’s current or accumulated earnings and profits. Such distributions generally would be eligible for the dividends received deduction in the case of corporate Holders.

The Trust’s policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income. Distributions of net ordinary income and net short-term capital gains are taxable to Holders as ordinary income. Distributions to Holders that are treated as ordinary income will constitute dividends for federal income tax purposes. Corporate Holders are generally entitled to the dividends-received deduction to the extent that the Trust’s income is derived from qualifying dividends from domestic corporations. Holders should consult their tax adviser regarding specific questions about the dividends received deduction.

Net capital gains of the Trust (net long-term capital gain over net short-term capital loss) realized and distributed by the Trust and designated as capital gains dividends are taxable to Holders as long-term capital gains, without regard to the length of time the Holder may have held his or her Units in the Trust. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above. In determining the amount of capital gains to be distributed, any capital loss carry over from a prior year will be taken into account in determining the amount of net long-term capital gain.

Distributions are taxable to investors whether received in cash or reinvested in additional Units of the Trust. Holders receiving a distribution in the form of additional Units will be treated as receiving a distribution in an amount equal to the amount of the cash dividend that otherwise would have been distributable (where the additional Units are purchased in the open market), or the net asset value of the Units received, determined as of the reinvestment date. Holders electing to receive distributions in the form of additional Units will have a cost basis for federal income tax purposes in each Unit so received equal to the value of a Unit on the reinvestment date.

Upon the taxable disposition (including a sale or redemption) of Units of the Trust, a Holder may realize a gain or loss depending upon its basis in the Units. Such gain or loss will be treated as capital gain or loss if the Units are capital assets in the Holder’s hands, and will be long-term or short-term, generally depending upon the Holder’s holding period for the Units. Non-corporate Holders are subject to tax at a maximum federal rate of 15% for taxable years ending before January 1, 2011 on capital gains resulting from the disposition of Units held for more than 12 months (5% if the taxpayer is, and would be after accounting for such gains, subject to the 10% or 15% tax bracket for ordinary income). However, a loss realized by a Holder on the disposition of Units with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the Holder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the Units disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the Units are disposed of. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately).

The Trust is generally required, subject to certain exemptions, to withhold at a rate under current law of 28% from dividends paid or credited to Holders and from the proceeds from the redemption of Trust Units, if a correct taxpayer identification number, certified when required, is not on file with the Trust, or if the Trust or the Holder have been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate Holders are not subject to backup withholding.

If the Trust invests in securities of foreign issuers, it may be subject to withholding and other similar income taxes imposed by a foreign country. Dividends and distributions may also be subject to state and local taxes.

Investors should carefully consider the tax implications of buying Units prior to a distribution by the Trust. The price of Units purchased at that time includes the amount of the forthcoming distributions. Distributions by the Trust reduce the net asset value of the Trust’s Units, and if a distribution reduces the net asset value below a Holder’s cost basis, such distribution, nevertheless, would be taxable to the Holder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.

Each Holder who is not a U.S. person should consult their tax adviser regarding the U.S. and foreign tax consequences of ownership of Trust Units, including the possibility that such a Holder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person. Under current law, for taxable years of the Trust beginning before 2008, the 30% withholding tax will not apply to dividends that the Trust designates as interest-related dividends (to the extent that they are derived from qualified net interest income) or as short-term capital gain dividends (to the extent that they are derived from qualified short-term gain). It is possible that Congress will extend this treatment of interest-related dividends and short-term capital gain dividends currently set to expire at the end of 2007.

The Trust may be subject to state or local tax in jurisdictions in which the Trust is organized or may be deemed to be doing business.

* * *

After the end of each fiscal year for the Trust, the Trustee will furnish to each Holder a statement containing information relating to the interest income received by the Trust, the gross proceeds received by the Trust from the disposition of any Security (resulting from redemption or the sale by the Trust of any Security), and the fees and expenses paid by the Trust. The Trustee will also furnish an information return to each Holder and to the Internal Revenue Service.

Retirement Plans

Units of the Trust may be well suited for purchase by Individual Retirement Accounts (“IRAs”), Keogh plans, pension funds and other qualified retirement plans. Generally, capital gains and income received in each of the foregoing plans are exempt from federal taxation unless the investment has been financed with borrowed funds. All distributions from such plans (other than from certain IRAs known as “Roth IRAs”) are generally treated as ordinary income but may be eligible for tax-deferred rollover treatment and, in very limited cases, special 10 year averaging. Holders of Units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering investment in the Trust through any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Before investing in the Trust, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things (a) whether the investment is prudent under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), taking into account the needs of the plan and all of the facts and circumstances of the investment in the Trust; (b) whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA; and (c) whether the assets of the Trust are deemed “plan assets” under ERISA and the Department of Labor regulations regarding the definition of “plan assets.”

MISCELLANEOUS

Trustee

The name and address of the Trustee are shown on the back cover of this prospectus. The Trustee is subject to supervision and examination by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Securities deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Securities, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

Legal Opinion

The legality of the Units has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, as special counsel for the Sponsor.

Independent Registered Public Accounting Firm

The Statement of Financial Condition and the Portfolio included in this Prospectus have been audited by KPMG LLP, independent registered public accounting firm, as indicated in their report with respect thereto, and is so included herein in reliance upon the authority of said firm as experts in accounting and auditing.

Sponsor

Citigroup Global Markets Inc. (“Citigroup Global Markets”), a New York corporation, was originally incorporated in Delaware in 1960 and traces its history through predecessor partnerships to 1873. On April 7, 2003, the name Salomon Smith Barney Inc. was changed to Citigroup Global Markets. On September 1, 1998, Salomon Brothers, Inc. merged with and into Smith Barney Inc. (“Smith Barney”) with Smith Barney surviving the merger and changing its name to Salomon Smith Barney Inc.

The merger of Salomon Brothers Inc. and Smith Barney followed the merger of their parent companies in November 1997. Citigroup Global Markets, an investment banking and securities broker-dealer firm, is a member of the New York Stock Exchange, Inc. and other major securities and commodities exchanges, the National Association of Securities Dealers, Inc. and the Securities Industry Association. Citigroup Global Markets is an indirect wholly-owned subsidiary of Citigroup Inc. Citigroup Global Markets also sponsors all Series of Corporate Securities Trust, Equity Focus Trusts, The Uncommon Values Trust and Tax Exempt Securities Trust, and acts as co-sponsor of most Series of Defined Assets Funds.

Portfolio Consultant

Spectrum Asset Management, Inc. (“Spectrum”), a registered investment adviser, a wholly owned subsidiary of Principal Global Investors, LLC is the Trust’s Portfolio Consultant. Spectrum specializes in the management of diversified preferred security portfolios for institutional investors, including Fortune 500 companies, pension funds, insurance companies and foundations. Spectrum commenced operations in 1987 and had approximately $13.4 billion in assets under management as of May 31, 2007.

RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the credit-worthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short- term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long- term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated “CC” is currently highly vulnerable to nonpayment.

C	A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Preferred Stock Ratings

A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa	Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as highgrade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A	Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

TAXABLE FIXED INCOME TRUST

Spectrum Preferred Securities Portfolio, 2007 Series A

PROSPECTUS

This Prospectus does not contain all of the information with respect to the Trust set forth in its registration statements filed with the Securities and Exchange Commission, Washington, DC under the Securities Act of 1933 (file no. 333-146008) and the Investment Company Act of 1940 (file no. 811-02629), and to which reference is hereby made. Information may be reviewed and copied at the Commission’s Public Reference Room, and information on the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies may be obtained from the SEC by:

•	electronic request (after paying a duplicating fee) at the following E-mail address: publicinfo@sec.gov
•	visiting the SEC internet address: http://www.sec.gov
•	writing: Public Reference Section of the Commission, 100 F. Street, N.E., Washington, DC 20549-0104

Index		Sponsor:
Investment Summary	2	Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013 (212)816-6000 Trustee: The Bank of New York 2 Hanson Place, 12th Floor Brooklyn, New York 11217 (877) 363-3613
Fee Table	5
Summary of Essential Information	6
Report of Independent Registered Public Accounting Firm	8
Statement of Financial Condition	9
Portfolio	10
Description of the Trust	14
Risk Factors	17
Public Sale of Units	21
Market for Units	23
Estimated Current Return and Estimated Long-Term Return	24
Redemption	24
Expenses and Charges	26
Administration of the Trust	28
Exchange Privilege	32
Reinvestment Plan	33
Resignation, Removal and Limitations on Liability	34
Taxes	34
Miscellaneous	37
Ratings Definitions	38

No person is authorized to give any information or to make any representations with respect to this Trust not contained in this Prospectus and you should not rely on any other information. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any other state or any agency or office thereof.

© 2007 Citigroup Global Markets Inc. Member SIPC. Smith Barney is a division and service mark of
Citigroup Global Markets Inc. and its affiliates and is used and registered throughout the world. Citi and
Citi with Arc Design are trademarks and service marks of Citigroup Inc. and its affiliates, and are used and
registered throughout the world.	48AA6393	UT7108